                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                  ___________________________________________



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 20, 1996
                                                   --------------

                          Community Bankshares, Inc.
         -----------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

      New Hampshire                  0-14620                  02-0394439
- --------------------------------------------------------------------------------
(State or other jurisdic-          (Commission           (IRS Employer
 tion of incorporation)             File Number)          Identification Number)



              43 North Main Street, Concord, New Hampshire  03301
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              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (603) 224-1100
                                                     --------------


                                Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On March 20, 1996, Community Interim Trust Company, a wholly owned subsidiary of Community Bankshares, Inc. (the "Registrant"), was merged (the "Merger") with and into Centerpoint Bank, a New Hampshire-chartered trust company ("Centerpoint"), pursuant to an Agreement and Plan of Merger by and between the Registrant and Centerpoint dated as of August 29, 1995 (the "Merger Agreement"). As a result of the Merger, Centerpoint became a wholly owned subsidiary of the Registrant.

     Pursuant to the Merger Agreement, upon the effectiveness of the Merger (the "Effective Time"), each share of the common stock, par value $1.00 per share, of Centerpoint ("Centerpoint Common Stock") issued and outstanding immediately prior to the Effective Time was converted into and became exchangeable for 1.073 shares of the common stock, par value $1.00 per share, of Community ("Community Common Stock"). Immediately prior to the Effective Time, there were 612,849 shares of Centerpoint Common Stock issued and outstanding.

     In addition, at the Effective Time, each then outstanding stock option to purchase Centerpoint Common Stock ("Centerpoint Option") pursuant to the Centerpoint 1989 Stock Option Plan (the "Centerpoint Stock Option Plan") (with 55,000 options outstanding at the Effective Time) were assumed by the Registrant. Each Centerpoint Option so assumed is exercisable (when vested) for that number of whole shares of Community Common Stock equal to the product of the number of shares of Centerpoint Common Stock covered by the Centerpoint Option multiplied by 1.073.

     The transaction was approved by the Boards of Directors and the stockholders of the Registrant and Centerpoint and by the Federal Deposit Insurance Corporation, the Federal Reserve Bank of Boston, the New Hampshire Board of Trust Company Incorporation and the New Hampshire Bank Commissioner.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

         It is impracticable to file the required financial statements for Centerpoint at this time. The required financial statements will be filed as soon as practicable, and in any event not later than June 3, 1996, as permitted by paragraph 4 of Item 7(a).

     (b) Pro Forma Financial Information.

         It is impracticable to file the required pro forma financial information at this time. The required pro forma financial information will be filed as soon as practicable, but in any event not later than June 3, 1996, as permitted by paragraph 2 of Item 7(b).

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     (c) Exhibits.

         (2)(i) Agreement and Plan of Merger between Community Bankshares, Inc. and Centerpoint Bank, dated as of August 29, 1995 (incorporated by reference herein from the Registrant's Form 8-K filed on September 19, 1995).

          (2)(ii) Contract for Union by and between Community Interim Trust Company and Centerpoint Bank, dated as of March 20, 1996 (incorporated by reference herein from Annex B to the Registrant's Registration Statement on Form S-4, Registration No. 33-63443).

          (28)    Press release dated March 21, 1996.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    COMMUNITY BANKSHARES, INC.


                                    By: /s/ Douglas Crichfield
                                        --------------------------------
                                           Douglas Crichfield
                                           President and Chief Executive
                                             Officer

Date: April 1, 1996

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                                 EXHIBIT INDEX


Exhibit No.
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(2)(i)    Agreement and Plan of Merger between Community Bankshares, Inc. and
          Centerpoint Bank, dated as of August 29, 1995 (incorporated by reference herein from the Registrant's Form 8-K filed on September 19,
          1995).

(2)(ii) Contract for Union by and between Community Interim Trust Company and Centerpoint Bank, dated as of March 20, 1996 (incorporated by reference herein from Annex B to the Registrant's Registration Statement on Form S-4, Registration No. 33-63443).

(28)      Press release dated March 21, 1996